Exhibit 99.2

Confidential 2021 2 Disclaimer THIS PRESENTATION AND ITS CONTENTS ARE CONFIDENTIAL AND ARE NOT FOR RELEASE, REPRODUCTION, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, TO ANY OTHER PERSON OR IN OR INTO OR FROM ANY JURISDICTION WHERE SUCH RELEASE, REPRODUCTION, PUBLICATION OR DISTRIBUTION IS UNLAWFUL. PERSONS INTO WHOSE POSSESSION THIS DOCUMENT COMES SHOULD INFORM THEMSELVES ABOUT, AND OBSERVE, ANY SUCH RESTRICTIONS. THIS PRESENTATION IS NOT AN OFFER OR AN INVITATION TO BUY, SELL OR SUBSCRIBE FOR SECURITIES. About this Presentation:   For the purposes of this notice, the “presentation” that follows shall mean and include the slides that follow, the oral presentation of the slides by members of management of Poema Global Holdings Corp. (“PPGH”) or Gogoro Inc. (the “Company” or “Gogoro”) or any person on their behalf, the question and answer session that follows that oral presentation, hard copies of this document and any materials distributed at, or in connection with, that presentation. By attending the meeting where the presentation is made, or by reading the presentation slides, you will be deemed to have (i) agreed to the following limitations and notifications and made the following undertakings and (ii) acknowledged that you understand the legal and regulatory sanctions attached to the misuse, disclosure or improper circulation of this presentation. This presentation is preliminary in nature and provided solely for informational and discussion purposes only and must not be relied upon for any other purposes. This presentation is intended solely for investors that are qualified institutional buyers (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) and eligible institutional investors outside the U.S. and has been prepared for the purposes of familiarizing such investors with the potential business combination between Gogoro and PPGH and related transactions (collectively, the “Proposed Transactions”) and for no other purpose. This presentation does not purport to contain all information that may be required or relevant to an evaluation of the Proposed Transactions, and each recipient will be responsible for conducting any investigations and analysis that it deems appropriate and for seeking independent advice as to the legal, tax, accounting, financial, credit and other related advice with respect to the Proposed Transactions. PPGH and the Company reserve the right to amend or replace this presentation at any time but none of PPGH and the Company, their respective subsidiaries, affiliates, legal advisors, financial advisors or agents shall have any obligation to update or supplement any content set forth in this presentation or otherwise provide any additional information to you in connection with the Proposed Transactions should circumstances, management’s estimates or opinions change or any information provided in this presentation become inaccurate. Confidentiality:   The information contained in this presentation is confidential and being provided to you solely for the purpose of assisting you in familiarizing yourself with the Company and PPGH in connection with the Proposed Transactions. The release, reproduction, publication or distribution of this presentation, in whole or in part, or the disclosure of its contents, without the prior consent of the Company and PPGH is unlawful and prohibited. Persons into whose possession this document comes should inform themselves about, and observe, any such restrictions. By accepting this presentation, each recipient agrees: (i) that the information included in this presentation is confidential and may constitute material non-public information, (ii) to maintain the confidentiality of all information that is contained in this presentation and not already in the public domain, and (iii) to use this presentation for the sole purpose of evaluating the Company and the Proposed Transactions. Any unauthorized distribution or reproduction of any part of this presentation may result in a violation of the Securities Act. By accepting this presentation, each recipient acknowledges that it is (i) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (ii) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that the recipient will neither use, nor cause any third party to use, this presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. No Offer or Solicitation:   This presentation and any oral statements made in connection with this presentation do not constitute an offer to sell, or the solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, consent or approval in any jurisdiction in connection with the Proposed Transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This presentation does not constitute either advice or a recommendation regarding any securities. Any offer to sell securities will be made only pursuant to a definitive Subscription Agreement and will be made in reliance on an exemption from registration under the Securities Act, for offers and sales of securities that do not involve a public offering. PPGH and the Company reserve the right to withdraw or amend for any reason any offering and to reject any Subscription Agreement for any reason.

Confidential 2021 3 Disclaimer (Continued) The communication of this presentation is restricted by law; in addition to any prohibitions on distribution otherwise provided for herein, this presentation is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. The contents of this presentation have not been reviewed by any regulatory authority in any jurisdiction. In so far as this presentation is made available within the European Economic Area (“EEA”) or would cause any effect in the United Kingdom, this Presentation is only addressed to and directed at persons in member states of the EEA and in the United Kingdom who are qualified investors within the meaning of Article 2(e) of the Prospectus Regulation (Regulation EU) 2017/1129), as amended (“Qualified Investors”). In addition, in the United Kingdom, this presentation is addressed to and directed only at, Qualified Investors who (i) are persons who have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”), (ii) are persons who are high net worth entities falling within Article 49(2)(a) to (d) of the Order, or (iii) are other persons to whom this presentation may otherwise lawfully be communicated (all such persons together being referred to as “Relevant Persons”). This presentation must not be acted on or relied on (i) in the United Kingdom, by persons who are not Relevant Persons, and (ii) in any member state of the EEA, other than the United Kingdom, by persons who are not Qualified Investors. Any investment or investment activity to which this presentation relates is available only to relevant persons in the United Kingdom and Qualified Investors in any member state of the EEA, other than the United Kingdom, and will be engaged in only with such persons. No Representations or Warranties:   No representations or warranties, express or implied are given in, or in respect of, this presentation or as to the accuracy, reasonableness or completeness of the information contained in or incorporated by reference herein, or as to the value that may be realized in connection with the Proposed Transactions, or the legal, regulatory, tax, financial, accounting or other effects of the Proposed Transactions. To the fullest extent permitted by law, in no circumstances will PPGH, the Company or any of their respective affiliates, directors, officers, employees, members, partners, shareholders, advisors or agents have any liability arising from the use of this presentation, its contents (including the internal economic models), its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special, or consequential damages, costs, expenses, legal fees, or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, none of the Company, PPGH or any of their respective affiliates, directors, officers, employees, members, partners, shareholders, advisors or agents has independently verified the data obtained from these sources or makes any representation or warranty with respect to the accuracy of such information. Recipients of this presentation are not to construe its contents, or any prior or subsequent communications from or with PPGH, the Company or their respective representatives as investment, legal or tax advice. In addition, this presentation does not purport to be all inclusive or to contain all of the information that may be required to make a full analysis of the Company, PPGH or the Proposed Transactions. Recipients of this presentation should each make their own evaluation of the Company, PPGH or the Proposed Transactions and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Recipients are not entitled to rely on the accuracy or completeness of this presentation and are entitled to rely solely on only those particular representations and warranties, if any, which may be made by PPGH or the Company to a recipient of this presentation or other third party in a definitive written agreement, when, and if executed, and subject to the limitations and restrictions as may be specified therein. The information contained herein and the parties involved in the Proposed Transactions, any representations, warranties, agreements or covenants between the recipient and any parties involved in the Proposed Transactions will be set forth in definitive agreements by and among such persons. The Company and PPGH disclaim any duty to update the information contained in this presentation. Forward-Looking Statements:   This presentation includes “forward-looking statements” within the meaning of the federal securities laws, opinions and projections prepared by the Company’s and PPGH’s management. All statements other than statements of historical fact contained in this presentation, including statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of the Company, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. The recipient can identify forward-looking statements because they contain words such as “outlook,” “believe,” “expect,” “ will,” “ projected,” “continue,” “ increase,” “suggest,” “target,” “may,” “should,” “could,” “would,” “seek,” “predict,” “intend,” “trend,” “plan,” “estimate,” “forecast,” “anticipate” or the negative version of these words or other comparable words and/or similar expressions that concern the Company’s or PPGH’s strategy, plans or intentions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements, opinions and projections are neither historical facts nor assurances of future performance. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of future financial and operating results, plans, objectives, and expectations, projections of market opportunity and market share, timing for establishing joint ventures in India, the number of active subscribers, future operations, ability to compete, ability and timing for expanding into other markets including China and India, cumulative customer lifetime value, products and services, the timing and potential benefits of the Proposed Transactions and the potential success of the Company and PPGH following the Proposed Transactions. Instead, they are based only on the Company’s and PPGH’s current beliefs, expectations and assumptions regarding the future of their business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s or PPGH’s control. Actual results and condition (financial or otherwise) may differ materially from those indicated in the forward-looking statements. Disclaimer

Confidential 2021 4 Disclaimer (Continued) This presentation contains financial forecasts for the Company with respect to certain financial results for the Company’s fiscal years 2021 through 2024 for illustrative purposes. Neither PPGH’s nor the Company’s independent auditors have audited, studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. These projections are forward-looking statements and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, certain of which risks are identified on page 4 of this presentation. While such information and projections are necessarily speculative, PPGH and the Company believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. All subsequent written and oral forward-looking statements concerning the Company and PPGH, the Proposed Transactions or other matters and attributable to the Company and PPGH or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Neither the independent registered public accounting firm of PPGH nor the independent registered public accounting firm of the Company have audited, reviewed, compiled, or performed any procedures with respect to the projections in connection with inclusion of such projections in this presentation and, accordingly, neither of them have expressed any opinion or provided any other form of assurance or validation with respect thereto for the purpose of this presentation. Neither the Company nor PPGH undertakes any commitment to update or revise the projections, whether as a result of new information, future events or otherwise. As described above, forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Certain material risk factors are identified on page 4 of this presentation. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible to predict all risks, nor assess the impact of all factors on the Company’s business or the extent to which any factor, or combination of factors, may cause the Company’s actual results, performance or financial condition to be materially different from the expectations of future results, performance of financial condition. In addition, the analyses of PPGH and the Company contained herein are not, and do not purport to be, appraisals of the securities, assets or business of the Company, PPGH or any other entity. There may be additional risks that neither the PPGH nor the Company presently know or that the PPGH and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s and the PPGH’s assessment as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Financial Information; Non-IFRS Financial Measures:   The financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X. The Company’s independent registered public accounting firm is in the process of completing audits with respect to financial statements for 2019 and 2020. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement, registration statement, or prospectus to be filed with the SEC. You should review the Company’s audited financial statements, which will be included in the proxy statement/prospectus on Form F-4. In addition, all the Company historical financial information included herein is preliminary and subject to change. This presentation includes certain non-IFRS financial measures on a historical and forward-looking basis such as EBITDA, gross profit, gross margin, operating profit and operating margin. These non-IFRS measures are an addition, and not a substitute for or superior to, measures of financial performance prepared in accordance with IFRS and should not be considered as an alternative to any performance measures derived in accordance with IFRS. The Company believes that these non-IFRS measures of future financial results provide useful supplemental information to investors about the Company and its management uses such forward-looking non-IFRS measures to evaluate the Company's projected financials and operating performance. However, there are a number of limitations related to the use of these non-IFRS measures and their nearest IFRS equivalents and other companies may calculate non-IFRS measures differently, or may use other measures to calculate their financial similarly titled measures of other companies. Additionally, the forward-looking non-IFRS financial measures provided are presented on a non-IFRS basis without reconciliations of such measures due to the uncertainty and inherent difficulty of predicting occurrences, their financial impact, and the periods in which adjustments may be recognized. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. You should be aware that presentation of these measures in this presentation may not be comparable to similarly titled measures used by other companies which may be defined and calculated differently. The inclusion of financial projections, estimates and targets in this presentation should not be regarded as an indication that PPGH or Gogoro, or their representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events. Please refer to page 4 of this presentation for a reconciliation of “Consolidated EBITDA” to the nearest equivalent IFRS measures. Disclaimer

Confidential 2021 5 Disclaimer (Continued) Industry and Market Data:   This presentation also contains information, estimates and other statistical data derived from third party sources. Such information involves a number of assumptions and limitations and due to the nature of the techniques and methodologies used in market research, and the third party sources cannot guarantee the accuracy of such information. You are cautioned not to give undue weight on such estimates. Neither PPGH nor the Company has independently verified such third party information, and makes no representation, express or implied, as to the accuracy, completeness, timeliness, reliability or availability of, such third party information. PPGH and the Company may have supplemented such information where necessary, taking into account publicly available information about other industry participants. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY OF ANY OTHER U.S. OR NON-U.S. JURISDICTION NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Trademarks:   This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and the Company’s and PPGH’s use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, © or ® symbols, but the Company, PPGH and their affiliates will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Important Information About the Proposed Transactions and Where to Find It:   In connection with the Proposed Transactions, the Company intends to file a Form F-4 and prospectus with the SEC, and PPGH intends to file a proxy statement which will be used at the meeting of PPGH shareholders to approve the Proposed Transactions. Investors and security holders of PPGH and the Company are urged to read the proxy statement/ prospectus, any amendments thereto and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the Company, PPGH and the Proposed Transactions. The definitive proxy statement will be mailed to stockholders of PPGH as of a record date to be established for voting on the Proposed Transactions. Investors and security holders will also be able to obtain copies of the proxy statement/prospectus on Form F-4 and other documents containing important information. Documents are filed with the SEC, without charge, at the SEC’s website at www.sec.gov. Participants in the Solicitation:   PPGH and the Company, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from PPGH’s shareholders in connection with the Proposed Transactions. A list of the names of such directors and executive officers and information regarding their interests in the Proposed Transactions will be contained in the proxy statement when available. You may obtain free copies of these documents as described in the preceding paragraph.

Confidential 2021 6 Risk Factors The risks presented below are certain of the general risks related to Gogoro Inc.’s (“Gogoro”) business and industry and the proposed transaction and are not exhaustive. The list below is qualified in its entirety by disclosures to be contained in future filings by Gogoro or by third parties (including Poema Global Holdings Corp. (“Poema” or “PPGH”) with respect to Gogoro, with the Securities and Exchange Commission (“SEC”). These risks speak only as of the date of this presentation and we make no commitment to update such disclosure. The risks highlighted in future filings with the SEC may differ significantly from and will be more extensive than those presented below. The risks described below are not the only ones we face. Additional risks that we currently do not know about or that we currently believe to be immaterial may also impair our business, results of operations or financial condition. You should review the investor presentation and perform your own due diligence prior to making an investment in Gogoro, Poema or the surviving company. Risks Related to Gogoro’s Business: • Gogoro is an early-stage company with a history of losses and expects to incur significant expenses and continuing losses for the near term. • Gogoro’s forecasts and projections are based upon assumptions, analyses and internal estimates developed by its management. If these assumptions, analyses or estimates prove to be incorrect or inaccurate, Gogoro’s actual operating results may differ materially and adversely from those forecasted or projected. • If Gogoro fails to execute its growth strategy or manage growth effectively, its business, operating results and financial condition would be adversely affected. • Gogoro’s financial results may vary significantly from period to period due to fluctuations in its operating costs or expenses and other foreseeable or unforeseeable factors. • Gogoro may experience delays in launching and ramping the production of its products and features, or Gogoro may be unable to control its manufacturing costs. • Failure to effectively expand Gogoro’s sales and marketing capabilities could harm its ability to increase its customer base and achieve broader market acceptance of its solutions. • Gogoro relies on a limited number of vendors, suppliers and manufacturers. A loss of any of these partners could negatively affect Gogoro’s business, or they may fail to deliver components according to schedules, prices, quality and volumes that are acceptable to Gogoro, or Gogoro may be unable to manage these components effectively. • If Gogoro fails to expand effectively into new markets including India and the People’s Republic of China, its revenues and business may be negatively affected. • Gogoro may attempt to acquire new businesses, products or technologies, or enter into strategic collaborations or alliances, including forming joint ventures, in locations such as India and the People’s Republic of China and if Gogoro is unsuccessful in such acquisitions or strategic collaborations or alliances or does not integrate acquired businesses, products, technologies or employees in these locations, Gogoro may fail to realize expected benefits from such transactions or such transactions could harm Gogoro’s existing business. • Gogoro’s success depends on its ability to develop and maintain relationships with its partners, including its OEM partners. [NTD: Gogoro to consider referencing specific partnerships here] • Gogoro’s business is subject to risks associated with construction, cost overruns and delays, and other contingencies that may arise in the course of completing installations, and such risks may increase in the future as Gogoro expands the scope of such services with other parties. • Increases in costs, disruption of supply or shortage of materials, in particular for lithium-ion cells and metals, could harm Gogoro’s business. • If Gogoro fails to offer high-quality support to the battery swapping stations and station suppliers, or fails to maintain strong user experience, its business and reputation will suffer. • If Gogoro is unable to attract and retain key employees and hire qualified management, technical, engineering and sales personnel, its ability to compete and successfully grow its business would be harmed. • Gogoro expects to incur research and development costs and devote significant resources to developing new products, which could significantly reduce its profitability and may never result in revenue to Gogoro. • Gogoro may not be able to accurately plan its production based on its sales contracts, which may result in carrying excess raw material inventory. • Gogoro may experience issues with battery cells or other components, which may harm the production and profitability of its energy storage products. • Gogoro may be subject to declining average selling prices, which may harm its revenue and gross profits. • Gogoro’s products and services may be impacted by service disruptions, outages, errors and performance problems. These disruptions, outages, and other performance problems may result in material and adverse impacts to Gogoro’s business and operations. • Gogoro’s technology could have undetected defects, errors or bugs in hardware, firmware or software, which could reduce market adoption, damage Gogoro’s reputation with current or prospective customers, and/or expose Gogoro to product liability and other claims that could materially and adversely affect its business. • Gogoro’s insurance coverage strategy may not be adequate to protect it from all business risks. • Gogoro may choose to or be compelled to undertake product recalls or take other similar actions. • Any legal proceedings or claims against Gogoro could be costly and time- consuming to defend and could harm its reputation regardless of the outcome. • Growing Gogoro’s customer base depends upon the effective operation of its mobile applications with mobile operating systems, networks and standards that Gogoro does not control. • Gogoro’s business will depend on customers renewing their services subscriptions. If customers do not continue to use Gogoro’s subscription offerings, its business and operating results will be adversely affected. • Gogoro may be unable to leverage customer data in all geographic locations, and this limitation may impact research and development operations. • Gogoro’s battery swapping stations are often located in areas that are publicly accessible and may be exposed to vandalism or misuse by customers or other individuals, which would increase Gogoro’s replacement and maintenance costs. • Should Gogoro pursue acquisitions in the future, it would be subject to risks associated with acquisitions. • Changes in subscriptions or pricing models may not be reflected in near- term operating results. • Gogoro may need to raise additional funds and these funds may not be available when needed or may be available only on unfavorable terms. • Gogoro is exposed to fluctuations in currency exchange rates. • Gogoro faces risks related to health pandemics, including the COVID-19 pandemic, which could have a material adverse effect on Gogoro’s business and results of operations. • Gogoro faces strong competition for its products and services from a growing list of established and new competitors.

Confidential 2021 7 • Gogoro faces substantial political risks associated with doing business in Taiwan and in the People’s Republic of China, including obtaining certain approvals from the Investment Commission of the Ministry of Economic Affairs in Taiwan, particularly due to the relationship between Taiwan and the People’s Republic of China. • Gogoro’s estimates of market opportunity and forecasts of market growth may prove to be inaccurate. • Concentration of ownership among Gogoro’s existing executive officers, directors and their affiliates may prevent new investors from influencing significant corporate decisions. • Gogoro’s operations could be adversely affected by events outside of its control, such as natural disasters, including floods, earthquakes or hurricanes, wars, health epidemics or incidents such as loss of power supply.   Risks Related to the Electric Vehicle (“EV”)   and powered two-wheeler (“PTW”) Market: • Changes to fuel economy standards or the success of alternative fuels may negatively impact the EV market and thus the demand for Gogoro’s products and services. • Gogoro’s growth and success are highly correlated with and thus dependent upon the continuing rapid adoption of and demand for EVs and PTWs. • The EV and PTW markets are characterized by rapid technological change, which require Gogoro to continue to develop new products and product innovations. Any delays in such development could adversely affect market adoption of Gogoro’s products and Gogoro’s financial results. • The current lack of industry standards, both domestically and internally, may lead to uncertainty, additional competition and further unexpected costs. • The EV market currently benefits from the availability of rebates, tax credits and other financial incentives from governments, utilities and others to offset the purchase or operating cost of EVs and EV battery swapping stations. The reduction, modification or elimination of such benefits could adversely affect Gogoro’s financial results.   Risks Related to Gogoro’s Technology, Intellectual Property and Privacy: • Gogoro’s business may be adversely affected if it is unable to protect its technology and intellectual property from unauthorized use by third parties. • Gogoro’s patents may expire and may not be extended, and Gogoro’s currently pending or future patent applications may not be granted. • Gogoro must manage risks relating to its information technology systems and the threat of intellectual property theft, data breaches and cyber-attacks. • Gogoro may need to defend against intellectual property infringement or misappropriation claims, which may be time-consuming and expensive. In the event that Gogoro fails to successfully defend any such claims, Gogoro’s business may be temporarily suspended or permanently impacted. • Interruptions, delays in service or inability to increase capacity, including internationally,   Risks Related to the Regulatory Environment: • Gogoro faces risks associated with maintaining and expanding its international operations, including unfavorable and uncertain regulatory, political, economic, tax and labor conditions. • Any failure by Gogoro to comply with the privacy, cybersecurity and consumer protection laws of the jurisdictions in which it operates or where its products are sold may harm Gogoro. • Existing and future environmental health and safety laws and regulations could result in increased compliance costs or additional operating costs or construction costs and restrictions. Failure to comply with such laws and regulations may result in substantial fines or other limitations that may adversely impact Gogoro’s financial results or results of operation. • Gogoro’s customers are not currently regulated as a utility under applicable laws, but its customers may be subject to regulation as a utility in the future or become subject to new federal and state regulations for any additional EV battery swapping or energy storage offerings Gogoro may introduce in the future. • Changes in U.S. and international laws, accounting standards, export and import controls and trade policies or the enforcement of, or attempt to enforce, such laws, standards, controls and policies may adversely impact Gogoro’s business and operating results. • Failure to comply with anticorruption and anti-money laundering laws, including the FCPA and similar laws associated with activities outside of the United States, could subject Gogoro to penalties and other adverse consequences. • Gogoro is subject to evolving laws and regulations that could impose substantial costs, legal prohibitions or unfavorable changes upon its operations or products. • As a result of Gogoro’s plans to expand operations, including to jurisdictions in which the tax laws may not be favorable, Gogoro’s tax rate may fluctuate, tax obligations may become significantly more complex and subject to greater risk of examination by taxing authorities or Gogoro may be subject to future changes in tax law, the impacts of which could adversely affect Gogoro’s after-tax profitability and financial results. • Failure to comply with laws relating to employment could subject Gogoro to penalties and other adverse consequences.   Risks Relating to Disclosures and the Business Combination: • Gogoro’s historical financial information is unaudited and will not be audited until the registration statement related to the proposed business combination is filed. As a result of additional review, actual results may differ materially from those made available to you in connection with this investment. • If Gogoro fails to establish and maintain proper and effective internal controls over financial reporting as a public company, its ability to produce accurate and timely financial statements could be impaired and investors may lose confidence in its financial reporting. • Gogoro’s projections are subject to significant risks, assumptions, estimates and uncertainties. As a result, Gogoro’s projected revenues, market share, expenses and profitability may differ materially from its expectations. • Gogoro’s ability to utilize its net operating loss and tax credit carryforwards to offset future taxable income may be subject to certain limitations, disallowances and/or exclusions. • Directors of PPGH have potential conflicts of interest in recommending that shareholders vote in favor of approval of proposed business combination and related proposals. • Each of Gogoro and PPGH have incurred and will incur substantial costs in connection with proposed business combination and related transactions, such as legal, accounting, consulting and financial advisory fees. • The ability of PPGH shareholders to exercise redemption rights with respect to a large number of PPGH’s outstanding ordinary shares could increase the probability that the proposed business combination would be unsuccessful or limit PPGH’s working capital and liquidity. • The Business Combination remains subject to conditions that Gogoro cannot control and if such conditions are not satisfied or waived, the Business Combination may not be consummated. Risk Factors (Continued)

Confidential 2021 Presenters 8 Horace Luke Founder, CEO and Chairman Bruce Aitken CFO Homer Sun CEO

Confidential 2021 Transaction Overview 9 Extensive Due Diligence Conducted by Poema Global • Interviews with senior management of key OEM partners   and the China joint venture operating company • Review of China competitive landscape including extensive   local expert discussions and on-the-ground visits • Local legal and accounting due diligence Summary of Transaction • Gogoro shareholders are rolling 100% of their equity • Pro forma for the transaction (assuming no redemptions) • Gogoro will have an additional $470M (including, an anticipated $175M PIPE investment) of proceeds net of transaction expenses to support its growth initiatives • Transaction proceeds will be used for Gogoro’s expansion into the large and important China and India markets • Pro forma Enterprise Value of $2.35Bn for Gogoro • Implying a ‘23E revenue multiple of 2.5x 75% of sponsor promote is subject to achieving trading price of $15.00 – 20.00/share About Gogoro and Poema Global • Founded in 2011, Gogoro has built the world’s leading battery swapping network and best-in-class electric two-wheelers. Core enabling components of Gogoro’s vehicles can be sold to other OEMs allowing full interoperability with the Network. • Gogoro offers a comprehensive portfolio of proprietary HW, SW & Services • Gogoro is poised to expand into the two largest powered two-wheeler (“PTW”) markets in the world in partnership with leading PTW OEMs in those markets. Expansion into other markets will follow. • Poema Global Holdings Corp. (NASDAQ: PPGH) is a publicly listed special purpose acquisition company (SPAC) with $345M of cash held in trust • PPGH Sponsor investing $25M in the PIPE Horace Luke Founder, CEO   and Chairman Bruce Aitken CFO Joaquin   Rodriguez Torres Co-Chairman Homer Sun CEO Leadership

Confidential 2021 11 Electric mobility adoption is inevitable Two wheelers will drive faster global electric adoption Swap & Go is essential for urban centers Gogoro has best-in-class, proven technology and platform We have the right partnerships for fast expansion Put smart, swappable electric power   in reach of every urban rider in the world. MISSION & BELIEFS More people commute on two wheels globally. They are integral to the way people live, work, and play in our target markets. We Believe

Confidential 2021 12 Large & growing market opportunities 1 Differentiated technology & best-in-class user experience 2 Proven in Gogoro’s first market, Taiwan 3 Ready to scale with attractive recurring revenue model 4 With leading partners in the largest two-wheel markets 5 Via a seasoned management team and board 6 Investment Highlights

Massive Sales of New/Refresh PTW   Vehicles Creates a Large TAM Opportunity Confidential 2021 14 1 MARKET OPPORTUNITY Energy Vehicles 63M Units 2020 Core Market1 PTW Sales2 Notes: 1. Core market defined as Taiwan, China and India. 2. Data Communications Branch (Chunghwa Telecom Co., Ltd.), Morgan Stanley research, and iResearch report. 3. World Electric Vehicle Journal Vol 3, iResearch report, Morgan Stanley research. 2020 Core Market1   PTW on the Road3 500M Users Looking for Easier Electric Ownership Experience With Increasing Transition  to Electric Options

Confidential 2021 2-Wheelers Are the Vehicle of Choice in Asia 15 1 MARKET OPPORTUNITY PTW Penetration of Total Vehicles (%)1 Notes: 1. Taiwan Transportation Vehicle Manufacturers Association, Marklines. China India Taiwan Indonesia Vietnam USA 3% 91% 87% 80% 82% 37% Vast majority of PTW are concentrated in urban centers 14 World’s most  Populated cities  are in Asia 8 World’s most  Congested cities  are in Asia

Battery Swapping Is the Ideal Solution for Mass Adoption of EV Two-Wheelers in Densely Populated Cities Confidential 2021 16 2 TECHNOLOGY DIFFERENTIATION Key Market Participants Turn-over Global Market Notes: 1. Data Communications Branch (Chunghwa Telecom Co., Ltd.), Morgan Stanley research, and iResearch report. 2. LMC Automotive, light vehicle sales. 2W Space Efficiency 63M1 Core Market   PTW sales (2020) 4W 78M2 Global 4W vehicle sales (2020) SECONDS HOURS Full Power in Full Power in 1:1 MANY:1 Photo Credit: © Tom Moloughney at InsideEVs.com

Gogoro’s Battery Swapping Solution Addresses   the Needs of the Consumer in Every Way Confidential 2021 17 2 TECHNOLOGY DIFFERENTIATION >100x faster than traditional charging Limitless Range Proven Safe Time Saving Battery swapping removes range anxiety Countries such as China are introducing bans on home charging of batteries due to fire safety incidents Complies with international safety standards1 Affordable $ $ Price parity at purchase and lower total cost of ownership Range Time Safety Cost Subscribing to battery swapping service   removes battery cost from vehicle purchase price Battery swapping with Gogoro   versus standard charging times2 Modular GoStation design can be installed quickly and affordably wherever required for subscriber demand. SEC HRS VS Note: 1. Gogoro battery pack has passed safety standards testing including

Full Vertical Integration Creates Unique,   Best-in-Class User Experience Confidential 2021 18 2 TECHNOLOGY DIFFERENTIATION Fully Connected Upgradable,   and Secured Smart   Vehicles Powertrain   Technology Advanced All-Digital   E-Powertrain with   125cc Performance Smart Battery   Designed for Swapping Smart, Powerful   Portable LEV Battery Designed For Swapping Cloud-Connected  Battery Management and Swapping Network Battery Swap   Stations Consumer App and Network Software AI-Driven Operating System and User Experience

Confidential 2021 Quick Access Remotely check vehicle status and battery levels, or unlock scooter and trunk with a tap. Customization Update sound profiles, lighting effects, and vehicle performance through the app. Swap and Go Easily find a GoStation with fully charged batteries near you or your destination and get routing directions. Diagnostics Vehicle health automatically scanned with every swap; book repair service through app. …And Others Face-ID authentication,   Siri integration, keyless auto- lock, silent mode, efficiency mode, speed limit reminders, weather mode, and growing. Seamless Customer Engagement via   Intuitive, Comprehensive In-App Experience 2 TECHNOLOGY DIFFERENTIATION BLUE MIX 19

2 TECHNOLOGY DIFFERENTIATION

# Widely Recognized Across the Industry as a Leader in ePTW and Battery Swapping Technology

**electrek**
"Gogoro's battery swapping network is widely acknowledge to be the most advanced in the world." *June 2021*

**Bloomberg**
"Meanwhile, Gogoro has 2,055 swapping stations, and manages over 200,000 swaps per day. The combination of lightweight batteries, easy-to-deploy stations, and a subscription model for end users make this an ideal fit. Two-wheelers fly under the radar in EV statistics but electrification is rapidly taking over this segment and will accelerate quickly in the next few years." *April 2021*

**Forbes**
"But the big deal about Gogoro isn't necessarily the scooter itself - though it is very nice looking. The thing that's most interesting about the company is its swappable battery network it plans on building out in emerging and existing megacities." *January 2015*

**Guidehouse**
"Gogoro is one of the few companies to successfully deploy a battery swap network at scale." *Q2 2021*

**RideApart**
"One swappable battery standard (Gogoro) to rule them all." *November 2020*

**Business Insider**
"How a Taiwanese scooter startup finally made battery swapping for electric vehicles work." *April 2021*

**The Verge**
"Gogoro has built out a massive network of scooters and battery-swapping stations across Taiwan." *May 2021*

**GOOD DESIGN AWARD 2018 GOLD**
First Taiwanese brand to receive the Gold award. Selected from 5,000 entries from 31 countries.

**2020 GLOBAL CLEANTECH 100 COMPANY**
Recognized as a global innovation leader that's accelerating the shift to sustainable mobility.

**FROST & SULLIVAN**
2020 Global Company of the Year - Swappable Battery Electric Smartscooter

gogoro Confidential 2021 20

2 TECHNOLOGY DIFFERENTIATION

# Drivetrain Technology Platform Enables Multi-Brand "PBGN[1]" Vehicle Development/Scale


gogoro network
gogoro network
x12
x2
x7
x4
x2
TBA
TBA
TBA

Powered by Gogoro Network

gogoro | YAMAHA | AI MOTOR | PGO | eReady SUZUKI MOTOR TAIWAN | YADEA | Haojue Dachangjiang Group | Hero

Our systems makes building Swap & Go ready vehicles more economical, faster, and more reliable for partners.



Design, Engineering, and Support



POWERED BY gogoro network

Digital Drivetrains & Critical Components



Interface Kit

Note:
1. PBGN is abbreviation for Powered by Gogoro Network, refers to Swap & Go-ready partner vehicles utilizing Gogoro technology and component systems.

gogoro Confidential 2021

21

All Supported by Industry Leading, Patented   Battery Technology Designed for Swapping Confidential 2021 22 2 TECHNOLOGY DIFFERENTIATION High Energy Density High Energy Density  in a compact, portable form-factor. Safety First Gogoro Smart Batteries meets the highest safety standards in the world. Leading Battery Life Engineered for maximum efficiency   with AI-powered battery management   to deliver years of active service. Tough & Secure Ultra-durable, tamper-proof & waterproof.   Secured and remotely monitored. Connected & Upgradable Proprietary on-battery software   continuously improves performance. Smart Battery

② TECHNOLOGY DIFFERENTIATION

# Deployed via Smart, Scalable, Modular, Easy To Install Swap Stations

## Smart GoStation

Always on, always connected, always ready.

### Modular Design

Easy to install, all-in-one module, makes deployment in new cities or expansion within a city quick and easy.

### Intelligent Charging

Charging speed varies based on data tracking efficiency of overall network to maximize battery availability while minimizing degradation due to fast charging.


gogoro network
gogoro network

### Smart & Self-Diagnosing

Software and remote monitoring enables 24/7 operations with minimal amount of staff per region.

### Smart Grid Ready

Designed for bidirectional energy exchange[1] and distribution with urban micro grids.

### 64 hours Self-Powered

If grid power fails due to weather or emergency, GoStation can run independently and without interruption to swapping service.

Note:
1. Commercialization of bidirectional function requires additional hardware.

gogoro Confidential 2021

23

Underpinned by a Proprietary Network,   Optimized to the Battery-Level for Cost/Performance Confidential 2021 24 Advanced battery tracking Monitoring of battery health, degradation, and usage across our network,   for each of our 800,000+ batteries. Micro-management through A.I. Incorporate real-time data and historical learnings to efficiently manage battery swapping platform to optimize battery availability and improve battery health remotely. Software and data analytics   backend with partner integration Suite of self-developed, fully-automated operation and management software and tools with deep integration   to operate our network efficiently. Smart Network True network intelligence to optimize   customer satisfaction while minimizing cost. 2 TECHNOLOGY DIFFERENTIATION

Once Gogoro Battery Swapping Launched, It Quickly Replaced   Charging as the Preferred Refueling Option for EV Adoption Confidential 2021 3 AT SCALE IN TAIWAN 26 2,000+ locations 839K batteries deployed 200M+ swaps to date ~250K swaps daily 3.6B km ridden 404K subscribers Gogoro + PBGN Marketshare in Taiwan ePTW Market (%)1,2 Ubiquitous network deployed in less than 5 years 0% 25% 50% 75% 100% 2014A 2015A 2017A 2019A 2021 1HA 97% 90% 82% 35% Gogoro + PBGN Others Note: 1. Data Communications Branch (Chunghwa Telecom Co., Ltd.). 2. Taiwan Directorate General of Highways, MOTC. More GoStations than gas stations in the densest regions A GoStation within ~500m   in Taiwan’s 6 largest cities 100 200 300 400 500 ePTW on Road In ‘000

4 RECURRING REVENUE MODEL

# Gogoro's Hardware Sales Create a Long-Tail of Battery Swapping Subscription Revenue


Core Components and Powertrain
Gogoro Smartscooter®
Smart Battery
GoStation™

## Enabling Hardware Sales

gogoro | YADEA | Hero | eReady SUZUKI · TAIWAN | 大長江集團 Dachangjiang Group | YAMAHA | PGO | eMOVING

1 + 2 + 3

1. Gogoro Branded Smartscooter® Sales
2. Component and kit sales to OEM partners
3. Smart Battery & GoStation™ sales to network partners


gogoro network

## Swap & Go Subscription Revenue

Recurring
Accumulating
Super Sticky

10+ Years lifecycle
Predictable
Growing

+ 4 or 5

4. Recurring subscription revenue from self owned network (Direct consumer billing)
5. Platform licensing to network partners (B2B software licensing-like business model)

gogoro Confidential 2021

28

Confidential 2021 All Designed To Drive Gogoro’s Recurring Subscription Business 29 4 RECURRING REVENUE MODEL Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8 Year 9 Year 10 Total Revenue Cumulative Customer Lifetime Value1 Taiwan Scooter Sale (Revenue) 68% Notes: 1. Lifetime value assumes 10-year scooter life. 2. Indicative revenue from the sale of a Gogoro branded vehicle in Taiwan. 3. Taiwan average revenue per user (ARPU) x 120 months. 46% Hardware Revenue2 Subscription Revenue3 100% of PBGN buyers (regardless of vehicle brand) become Battery Swapping Subscribers. Upfront Recurring 54%

Confidential 2021 30 4 RECURRING REVENUE MODEL 100% Attach Rate1 Powerfully Accumulates   Recurring Revenue of New Users $35 Expected 2022 Full Year Contribution $14 $21 $7 $27 $27 $11 $40 $39 $41 $16 $20 $20 $21 $21 $7 $9 $9 $9 $9 $9 2018A 2019A 2020A 2022 Cohort $35 2021 Cohort $21 2020 Cohort $27 2019 Cohort $41 2018 Cohort $21 2017 Cohort $9 2016 Cohort $3 2015 Cohort $1 2021E Full Year Maximum Revenue by Cohort ($M) Notes: 1. All Gogoro and PBGN vehicle purchasers must subscribe to a Gogoro Network plan to use their vehicles. 2. Battery swapping revenue see page 43. Taiwan Gogoro Battery Swapping Revenue by Year2 (US$ in millions - annualized) PBGN Vehicles attach to the swapping network at 100% 2022E $88 $104 $134 $20 $51 >10 Years Expected Lifespan

Confidential 2021 32 5 INTERNATIONAL EXPANSION International Expansion Begins With China & India 2021 TBA Global Expansion Phases 2022 1 2 3 NOW 2015 Taiwan 2021 China  2022 India  TBA SEA  TBA Beyond  1 2 3 Lead Markets First Establishing a foundation  in China and India positions   us to expand globally with the benefit of partners and scale.

Confidential 2021 33 Significant Opportunity To Replicate   Taiwan’s Success in China & India 5 INTERNATIONAL EXPANSION d d d Taiwan China India Notes: 1. World Electric Vehicle Journal Vol 3, iResearch Report, Morgan Stanley Research 2. Data Communications Branch (Chunghwa Telecom Co., Ltd.), Morgan Stanley Research, Tianfeng Securities Report 3. Data Communications Branch (Chunghwa Telecom Co., Ltd.), iResearch, New Motor, Hero MotoCorp Annual Filing Gogoro’s pilot market 2020 ePTW Penetration2 Total PTW   on Road1 Largest ePTW market globally2 2 325M 70% Fastest growing PTW market globally 2 2020 ePTW Penetration2 Total PTW   on Road1 165M < 1% Launched in 2015 Gogoro undisputed market share leader Target to launch in Q4 2021 Partnership with #1 ePTW & #1 ICE OEMs Target to launch in Q4 2022 Partnership with #1 ICE OEM 97% of ePTW3 2020 ePTW Penetration2 Total PTW   on Road1 2 14M 10% 37% ICE3 23% ePTW3 11% ICE3 Current Gogoro/PBGN Marketshare Current Yadea Marketshare Current Hero Motocorp Marketshare Current DCJ Marketshare

5 INTERNATIONAL EXPANSION

# Aided by Policy Tailwinds in Large Markets

## China

Gogoro can help meet China's safety & sustainability goals faster.

### Drive towards lithium batteries

New National Standard for PTW vehicles enacted in 2019 targets internal combustion engine (ICE), lead acid batteries and is driving change to lithium batteries solutions.

### Phase-out of non-regulated ePTW vehicles

Implementation of New National Standard target to phase out non-regulated ePTW vehicles over 3-5 years, driving replacement of potentially ~290M non-compliant vehicles.

### Restriction on indoor charging of batteries

Provincial and city governments have implemented clear restrictions on indoor charging of removable batteries due to growing fire safety issues.

## India

Gogoro can help India leap-frog the plug-in-charging phase of electrification.

### Goal: 80% ePTW by 2030[1]

Government has set aggressive electrification goals of having 1M high-speed ePTW on the road by 2022 and 80% ePTW and 3W penetration by 2030.

### FAME II Subsidy extends through 2024

Faster Adoption and Manufacturing of Hybrid and Electric Vehicle (FAME) scheme launched in 2019 to provide subsidy framework for ePTW and e3W vehicles; recently extended to 2024 under FAME Phase II.

### 100% Electrification of professional delivery

New Delhi, for example, has enacted ambitious goals to reach 100% electrification of professional delivery PTW vehicles.

Note:
1. NITI Aayog, RMI.

gogoro Confidential 2021

34

5 INTERNATIONAL EXPANSION

# Partners Committed to Battery Swapping With Gogoro

## Leading Vehicle OEMs in China

**YADEA**

World #1 Electric 2W Maker

**23%**

China ePTW Marketshare

*"Gogoro's innovative battery swapping technology will provide cities with a better electric refueling system that greatly reduces consumer anxiety on battery life and range as well as usage costs."*

MAY 2021

**Dong Jinggui**

Chairman

**大長江集團 Dachangjiang Group**

China's #1 ICE 2W Maker

**11%**

China ICE PTW Marketshare

*"Today, battery swapping technology is the best solution to solve various pain points of electric vehicles. Gogoro owns the world's leading battery swapping technology."*

MAY 2021

**Li Jianjun**

Executive Director of the Board

## Leading Vehicle OEM in India

**Hero**

India's #1 ICE 2W Maker

**37%**

India ICE PTW Marketshare

*"With this new partnership, we commit to introducing a sustainable mobility paradigm, first in India and then in other markets around the world."*

APRIL 2021

**Dr. Pawan Munjal**

Chairman and CEO

gogoro. Confidential 2021

35

5 INTERNATIONAL EXPANSION

# International Expansion via SwapCos With the Top Local OEMs and Investors

### Local Partner Contribution

- Distribution and brand
- Consumer acquisition and marketing
- Local support and operations
- Equity investment

## SwapCo Model

OEMs — **SwapCo**[1] Local Joint Venture Network Operating Companies — gogoro

### Gogoro Contribution

- Enabling HW and SW technologies
- Operational knowhow
- Proven turnkey business model

### Recurring revenue from battery swapping network

- SwapCo owns, finances and operates the network
- Gogoro receives upfront revenue from hardware and perpetual license fee through subscription revenue sharing
- OEM enters new business opportunity

Note:
1. Gogoro's potential equity value increase associated with SwapCo growth is not included in our financial analysis for purposes of this transaction. As SwapCos experience success and growth, there are a variety of ways for equity value increase to be realized.

gogoro. Confidential 2021

36

5 INTERNATIONAL EXPANSION

# 2021-2022 Launch Priorities & Immediate Plans

## China

YADEA 大長江集團 Dachangjiang Group

- Joint venture entity established by Yadea and Dachangjiang in 2020
- Joint venture funded in early 2021
- Initial cities for roll-out identified and surveyed
- SwapCo staffed and preparing for launch
- Multiple GoStation locations contracted

- **50k retail locations across China** - combined

Roll Out Expected Q42021 / Target 6 cities deployed in 2022


Hangzhou
7.8M Population
~100 GoStations planned deployment
280 partner stores
available for vehicle sales


Wuxi
3.3M Population
~100 GoStations planned deployment
245 partner stores
available for vehicle sales

## India

Hero

- Joint venture entity to be established in 2021/early 2022
- Joint venture funding expected in 2022
- Initial cities for roll-out identified and surveyed
- Vehicle schedule being finalized
- Expected to launch in 2022

- **7k customer touchpoint across India**

Roll Out Expected 2022


New Delhi
30M Population
In planning


Bangalore
12M Population
In planning

gogoro Confidential 2021

37

Confidential 2021 Fast Expansion Requires a Supply Chain Partner That Can Scale Quickly 38 5 INTERNATIONAL EXPANSION Young Liu Chairman “As the world embraces smart electric transportation in new ways, a key challenge is how to introduce these new innovative options to people in every corner of the world. This partnership brings together Gogoro’s global leadership in urban battery swapping and smart vehicle technologies with Foxconn’s extensive global manufacturing capabilities to enable mass distribution of Gogoro’s smart battery swapping ecosystem and vehicles.” JUNE 2021

# Management Team & Board



**Horace Luke**
Founder, CEO and Chairman

htc — Chief Innovation Officer
Microsoft — Xbox & Windows Creative Director



**Bruce Aitken**
Chief Financial Officer

amazon — China Devices GM
intel — China CFO



**Ming-I Peng**
Chief Product Officer

MEDIATEK — Global Marketing
BlackBerry — Asia Marketing



**Pass Liao**
GM, Platform Partnership

IKEA, Ford — Asia Quality Director



**Alan Pan**
GM, Gogoro Network®

htc — VP Commercialization



**Kirk James**
Chief Brand Officer

cinco — Founder, CCO
NIKE — Creative Director

Backed by

**~2,000 Employees**

Including
~380 Engineers
~170 Network Operations
~550 Manufacturing
~445 Sales and Services



**Michael Splinter**
Gogoro, Independent Board Member
Nasdaq, Chairman
TSMC, Independent Board Member

Nasdaq — Chairman
APPLIED MATERIALS — CEO
intel — EVP



**Yoshi Yamada**
Gogoro, Independent Board Member

TESLA — Head of Giga Factory
Panasonic — EVP



**Hui-Ming Cheng**
Gogoro, Independent Board Member

htc — CFO
Taiwan Mobile — CFO

gogoro Confidential 2021

39

Revenue Growth Driven by Proven Playbook With HaaS Revenue Growing With Subscriber Accumulation Confidential 2021 41 GOGORO FINANCIALS Notes: 1. Taiwan subscription revenue + a percentage of revenues from China and India subscription services. 2. Sales of component kits to OEMs as well as sales of network infrastructure to SwapCos in China and India. 3. Inclusive only of Taiwan based Gogoro branded vehicle sales. 4. 2019 and 2020 are based on the company’s audited financial reports.   TWD converted to USD at an exchange rate of 0.0334 (2019) and 0.0356 (2020). Cumulative Subscribers 2019A 2020A 2021E 2022E 2023E 2024E 2,947 1,266 664 449 364 263 2019A 2020A 2021E 2022E 2023E 2024E $1,709 $925 $500 $327 $374 $471 $699 $578 $445 $320 $374 $471 Revenue By Geography $ in M4 In ‘000 Others India China Taiwan $774 $283 $210 2019A 2020A 2021E 2022E 2023E 2024E $1,709 $925 $500 $327 $374 $471 $423 $370 $284 $201 $257 $401 Revenue Mix Battery swapping subscription1 Enabling hardware2 Taiwan branded vehicle sales3 HaaS $254 $ in M4 $179 $135 $105 $88 $51 $1,033 $376 $81

Confidential 2021 Projected PBGN Sales (in thousand units) '- 3,500 7,000 10,500 14,000 2020A Yadea + DCJ 2021E 2022E 2023E 2024E 1,162 362 75 5 12,691 As % of Yadea + DCJ’s 2020A Sales '- 1,500 3,000 4,500 6,000 2020A Hero Motocorp 2021E 2022E 2023E 2024E 175 46 5 0 5,800 Sales Projections Are Conservative Vs. Partner Ambitions 2 GOGORO FINANCIALS 1% 3% 9% <1% 42 As % of Hero’s FY21 Sales   (Year Ending March 31, 2021) Projected PBGN Sales (in thousand units) 1 1% 3% <1% Notes: 1. Yadea 2020A sales from company annual report 2020; DCJ 2020A sales from China Motor World. 2. Company annual report.

Confidential 2021 Attractive and Credible Long-Term Financial Model GOGORO FINANCIALS 43 2019A 2020A 2021E 2022E 2023E 2024E 2021E - 2024E CAGR Consolidated Revenue ($M) 470.9 374.1 326.9 500.2 925.1 1,709.0 73.5% Hardware Revenue ($M)2 419.7 286.3 222.3 365.5 746.4 1,455.4 Battery Swap Revenue ($M)3 51.3 87.8 104.5 134.8 178.7 253.6 Gross Profit ($M) 99.7 88.8 52.4 104.5 176.5 293.3 Gross Margin (%) 21.2% 23.7% 16.0% 20.9% 19.1% 17.2% Consolidated EBITDA ($M) 50.7 48.6 11.8 69.7 147.1 272.0 Hardware EBITDA ($M) 30.5 11.1 (33.9) (4.3) 37.1 97.0 Battery Swap EBITDA ($M) 20.2 37.5 45.7 74.0 110.0 175.0 56.5% EBITDA – Capex ($M) (127.2) (104.9) (83.9) (64.1) (21.3) 82.1 Notes: 1. 2019 and 2020 are based on the company’s audited financial reports.   TWD converted to USD at an exchange rate of 0.0334 (2019) and 0.0356 (2020). 2. Includes sales of Gogoro branded scooters, component kits to OEMs, batteries, and swapping stations to the joint venture network operators in China and India. 3. Taiwan subscription revenue + a percentage of revenues from China and India subscription services. Consolidated Financials 2019-20241

Confidential 2021 45 TRANSACTION OVERVIEW Transaction Overview1,2 78.7% Existing Shareholder’s Equity Rolled $2,004 Poema Global Cash in Trust3 345 PIPE 150 Sponsor Commitment 25 Existing Cash on Balance Sheet4 243 Total Sources $2,767 Existing Shareholder’s Equity Rolled $2,004 Cash to Balance Sheet 470 Transaction Expenses 50 Existing Cash on Balance Sheet4 243 Total Uses $2,767 Notes: 1. Represents current expectations relating to the transaction structure and is subject to further discussion and negotiation of definitive documentation in its entirety. 2. Excludes (i) the impact of any equity awards issued at or after the closing of the transaction, (ii) the dilutive impact of outstanding warrants with a strike price of $11.50 per share and (iii) earn-out share grants or Sponsor promote vesting subject to achieving stock price targets above $10.00 per share. 3. Assume no redemptions. 4. As of June 30, 2021. Existing Shareholders Rolled 13.6% SPAC Public 0.8% Sponsor Estimated Uses ($M) Estimated Sources ($M) 6.9% PIPE + Sponsor Commitment Illustrative Pro Forma Valuation ($M, except per share amounts) PF Shares Outstanding (M) 254.5 Share Price $10.00 PF Equity Value 2,545 (+) Debt4 518 (-) Cash 713 PF Enterprise Value $2,350 Pro Forma Capitalization

Confidential 2021 Introducing the Selected Comparable Universe EV Charging Networks + _ Build, own and operate charging solution with adjacent revenue prospects Reliant on usage / advertisement with limited upfront revenue EV Charging Technology + _ 80% hardware, 20% software split with longer-term recurring revenue opportunity Strictly focused on charging with better use case in rural and suburban locations Represents Chinese EV OEMs Hardware as a   Service (“HaaS”) + _ Revenue streams from   both hardware sales and subscription service Different type of consumer product / service (non-vehicle) PTW OEMs + _ Urban-focused 2-wheeled hardware manufacturers with geographic overlap Lack of recurring software   or battery offering results in non-sticky customer base 4W Electric   Vehicle OEMs + _ Manufacturers of sustainable electrified automobiles with significant end market tailwinds Focused on 4-wheel passenger vehicles with massive global competition 46 TRANSACTION OVERVIEW

Confidential 2021 Operational Benchmarking Gogoro ChargePoint Stem EVBox Evgo Volta Industries Peloton Roku US / EURO OEM China OEM PTW EV OEMs 13% 6% 14% 15% 12% 12% 3% 1% 18% 0% 16% Gogoro ChargePoint Stem EVBox Evgo Volta Industries Peloton Roku US / EURO OEM China OEM PTW EV OEMs 18% 52% 149% 34% 26% 99% 207% 65% 80% 68% 85% CY2023E Revenue Growth (%) CY2023E EBITDA Margin (%) Notes: 1. Reflects median. 47 TRANSACTION OVERVIEW Global EV OEMs1 China EV OEMs1 PTW OEMs1 Global EV OEMs1 China EV OEMs1 PTW OEMs1

Confidential 2021 Valuation Benchmarking 11.6x 78.6x 36.2x 80.3x 44.2x 43.0x 0.0x 0.0x 46.3x 0.0x 16.0x 1.2x 5.2x 7.3x 11.7x 5.3x 5.1x 20.9x 3.2x 8.2x 17.1x 2.5x EV / CY2023E EBITDA (x) EV / CY2023E Revenue (x) Implied 48 TRANSACTION OVERVIEW 19% 30% 8% 15% 100% 92% 28% 88% ~0% ~0% ~0% Implied Global EV OEMs1 China EV OEMs1 PTW OEMs1 Global EV OEMs1 China EV OEMs1 PTW OEMs1 Notes: 1. Reflects median. % Recurring Revenue

Confidential 2021 Expected 2023 Valuation Based on Comparable Multiples Discounted 2 Periods at 20% Rate Pro Forma   Enterprise Value Compelling Valuation Offering Significant Future Upside CY22 Multiple 6.7x Low Gogoro Revenue (2024E) $1,709 49 High TRANSACTION OVERVIEW ~65% Discount to Midpoint 3 1 2 ~75% Discount to Future Value Midpoint $11,490 $9,008 $7,979 $6,255 $2,350 CY22 Multiple 5.3x $ in M Future Value Present Value Marketed Value